                            SCHEDULE 14A INFORMATION

    PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT
                                    OF 1934

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[X]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section 240.14a-12

                               LEADER MUTUAL FUNDS
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


      1)       Title of each class of securities to which transaction applies:
               Shares of Beneficial Interest of LEADER Growth & Income Fund, LEADER Balanced Fund, LEADER Tax-Exempt Bond Fund, LEADER Intermediate Government Bond Fund, LEADER Short Term Bond
               Fund, LEADER Tax-Exempt Money Market Fund, LEADER Money Market Fund and LEADER Treasury Money Market Fund.
      2)       Aggregate number of securities to which transaction applies:
               N/A
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined):
               N/A
      4)       Proposed maximum aggregate value of transaction:
               N/A
      5)       Total fee paid:
               N/A


[ ]   Fee paid previously with preliminary materials:
      N/A

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      1)       Amount Previously Paid:
               N/A
      2)       Form, Schedule or Registration Statement No.:
               N/A
      3)       Filing Party:
               N/A
      4)       Date Filed:
               N/A

                               LEADER MUTUAL FUNDS

                                3435 STELZER ROAD
                              COLUMBUS, OHIO 43219
                                 (800) 219-4182



                                                               November 10, 2001

  Dear Shareholder:

  You are cordially invited to attend a Special Meeting of Shareholders of LEADER Mutual Funds (the "Trust"), which will be held on December 10, 2001 at 10:00 a.m., Eastern Time, at the offices of the Trust, 3435 Stelzer Road, Columbus, Ohio.

  THE MATTERS TO BE ACTED UPON AT THE MEETING WITH RESPECT TO EACH FUND OF THE TRUST ARE DESCRIBED IN THE ATTACHED NOTICE AND PROXY STATEMENT.

  Although we would like very much to have each shareholder attend the meeting, we realize this is not possible. Whether or not you plan to be present at the meeting, we need your vote. WE URGE YOU TO COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. A POSTAGE-PAID ENVELOPE IS ENCLOSED FOR THIS PURPOSE.

  If you return your proxy promptly you can help avoid the expense of follow-up mailings to achieve a quorum so that the business of the meeting can be conducted. Proxies may be revoked at any time before they are voted by a written revocation received by the Secretary of the Trust, by properly executing a later-dated proxy or by attending the meeting, requesting return of a proxy and voting in person.

  We look forward to seeing you at the meeting or receiving your proxy so that your shares may be voted at the meeting.

                                    By order of the Board of Trustees,



                                    R. Jeffrey Young
                                    Secretary

                               LEADER MUTUAL FUNDS

                                3435 STELZER ROAD
                              COLUMBUS, OHIO 43219
                                 (800) 219-4182


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of LEADER Mutual Funds:

A Special Meeting of Shareholders (the "Meeting") of LEADER Mutual Funds (the "Trust") will be held on December 10, 2001 at 10:00 a.m., Eastern Time, at the offices of the Trust, 3435 Stelzer Road, Columbus, Ohio, for the following purposes:

1. To elect the Board of Trustees of the Trust, as discussed in the attached Proxy Statement.

2. To approve an amendment to each Fund's fundamental investment restriction on making loans, clarifying each Fund's ability to loan portfolio securities, as discussed in the attached Proxy Statement.

3.  To consider such other matters as may properly come before the Meeting.


                                         By order of the Board of Trustees,


                                         R. Jeffrey Young
                                         Secretary

  November 10, 2001

  WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE SO YOU WILL BE REPRESENTED AT THE MEETING.

                               LEADER MUTUAL FUNDS

                                3435 STELZER ROAD
                              COLUMBUS, OHIO 43219
                                 (800) 219-4182


                                 PROXY STATEMENT

GENERAL

The enclosed proxy is solicited by the Trustees of LEADER Mutual Funds (the "Trust") for use at the Special Meeting of Shareholders (the "Meeting") to be held on December 10, 2001 at 10:00 a.m., Eastern Time, at the offices of the Trust, 3435 Stelzer Road, Columbus, Ohio, and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders (the "Notice"). Shareholders of record at the close of business on October 23, 2001 (the "Record Date") are entitled to be present and to vote at the Meeting or any adjourned session thereof. The Notice, proxy and this Proxy Statement have been mailed to such shareholders of record on or about November 10, 2001.

The Trust currently consists of the following eight series of shares: LEADER Growth & Income Fund, LEADER Balanced Fund, LEADER Tax-Exempt Bond Fund, LEADER Intermediate Government Bond Fund, LEADER Short Term Bond Fund, LEADER Tax-Exempt Money Market Fund, LEADER Money Market Fund and LEADER Treasury Money Market Fund (each a "Fund" and, together, the "Funds").

THE TRUST WILL FURNISH, WITHOUT CHARGE, A COPY OF THE ANNUAL REPORT FOR THE FISCAL YEAR ENDED AUGUST 31, 2001 TO ANY SHAREHOLDER UPON REQUEST. SHAREHOLDERS MAY REQUEST COPIES BY WRITING THE TRUST AT 3435 STELZER ROAD, COLUMBUS, OHIO 43219, OR BY CALLING TOLL-FREE AT (800) 219-4182.

All shareholders of record at the close of business on the Record Date are entitled to one vote for each share of the Trust held and a proportionate fractional vote for each fractional share of the Trust held. As of the Record Date, there were issued and outstanding the following number of shares of each class of each Fund:

                                                               Shares Issued
                Name of Fund                                  and Outstanding
                ------------                                  ---------------


               LEADER Growth & Income Fund
               Investor Shares                                     95,234
               Institutional Shares                             6,537,457
                                                                ---------
                  TOTAL:                                        6,632,691

               LEADER Balanced Fund
               Investor Shares                                     32,977
               Institutional Shares                             4,692,756
                                                                ---------
                  TOTAL:                                        4,725,733

               LEADER Tax-Exempt Bond Fund
               Investor Shares                                     26,248
               Institutional Shares                             1,760,185
                                                                ---------
                  TOTAL:                                        1,786,433

               LEADER Intermediate Government Bond Fund
               Investor Shares                                    111,356
               Institutional Shares                             9,215,187
                                                                ---------
                  TOTAL:                                        9,326,543

               LEADER Short Term Bond Fund
               Investor Shares                                     58,073
               Institutional Shares                             2,266,762
                                                                ---------
                  TOTAL:                                        2,324,835

               LEADER Tax-Exempt Money Market Fund
               Investor Shares                                  6,340,254
               Institutional Shares                            28,162,342
               Sweep Shares                                     1,110,010
                                                                ---------
                  TOTAL:                                       35,612,606

               LEADER Money Market Fund
               Investor Shares                                128,900,819
               Institutional Shares                           296,618,716
               Sweep Shares                                    16,730,011
                                                               ----------
                  TOTAL:                                      442,249,546

               LEADER Treasury Money Market Fund
               Investor Shares                                  8,983,680
               Institutional Shares                            70,657,822
               Sweep Shares                                     6,760,010
                                                                ---------
                  TOTAL:                                       86,401,512


Shareholders of each Fund will vote together as a single class on Proposal 1 (election of Trustees). Shareholders of each Fund will vote separately on Proposal 2 (proposed amendment to each Fund's fundamental investment restriction on making loans). The presence at the Meeting, in person or by proxy, of the holders of 40% of the shares entitled to be cast of the Trust (for a Trust-wide vote, such as Proposal 1) or of a Fund (for a Fund-by-Fund vote, such as Proposal 2) shall be necessary and sufficient to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present and entitled to vote. Broker non-votes are proxies received by a Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has (or chooses to exercise) discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed as tellers by the Trust. The tellers will count the total number of votes cast "for" approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. With respect to

Proposal 1, neither abstentions nor broker non-votes have any effect on the outcome of the proposal. With respect to Proposal 2, abstentions and broker non-votes have the effect of votes against the proposal.

Proxies may be revoked at any time before they are voted by a written revocation received by the Secretary of the Trust, by properly executing a later-dated proxy or by attending the Meeting, requesting return of a proxy and voting in person.

Proxies will be solicited primarily by mailing this Proxy Statement and its enclosures, but proxies may also be solicited through further mailings, telephone calls, personal interviews or e-mails by officers of the Trust, Union Planters Investment Advisors, Inc. ("Union Planters Advisors"), Union Planters Bank, National Association ("Union Planters Bank") or BISYS Fund Services, Inc. ("BISYS Fund Services") and their respective affiliates. In addition, Automatic Data Processing, Inc. has been engaged to assist in the solicitation of proxies, at a total estimated cost of approximately [$15,000]. The Funds will bear the cost of solicitation pro rata based on their relative net assets as of the Record Date.


                        PROPOSAL 1: ELECTION OF TRUSTEES

INFORMATION ABOUT THE TRUSTEES, NOMINEES AND OFFICERS. The Trustees have fixed the number of Trustees to be elected at five. The nominees for Trustees of the Trust (the "Nominees") who are proposed for election at the Meeting are Brad L. Badgley, Eugene K. Cashman, Jr., Alan W. Kennebeck, Harry R. Maier and Neil Seitz. Except for Messrs. Cashman and Kennebeck, all of the Nominees are presently Trustees of the Trust. Mr. Cashman, who would serve as a "non-interested" or "independent" Trustee if elected, was selected and nominated by the current independent Trustees of the Trust. Mr. Maier was elected to the Board by the Trust's shareholders on December 14, 1995 and re-elected on October 8, 1998. Mr. Seitz was appointed to the Board by the Trustees on April 16, 1996 and elected to the Board by the Trust's shareholders on October 8, 1998. Mr. Badgley was appointed to the Board by the Trustees on October 23, 1997 and elected to the Board by the Trust's shareholders on October 8, 1998. The principal occupations and business experience for the last five years of each Nominee, and each officer of the Trust, are as indicated in the table below.

The term of office of each person elected as a Trustee will be until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified (or until such Trustee's earlier retirement, resignation, death or disqualification). Each of the Nominees has agreed to serve as a Trustee if elected. If any of the Nominees should be unavailable for election at the time of the Meeting (which is not presently anticipated), the persons named as proxies may vote for other persons in their discretion, or the Trustees may vote to fix the number of Trustees at fewer than five. If elected, each Nominee would serve as Trustee for each Fund.

The following table sets forth certain information about each Nominee and each officer of the Trust:

                        TRUSTEES AND OFFICERS INFORMATION

                                                                                        PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE                      POSITION WITH THE TRUST                      DURING THE PAST FIVE YEARS
---------------------                      -----------------------                      --------------------------

Nominees Who Are "Interested Persons" of the Trust*
--------------------------------------------------


Brad L. Badgley** (49)                     Trustee and Nominee                          Attorney, Brad L. Badgley, P.C.;
c/o Brad L. Badgley, P.C.                                                               Director, Magna Trust Company (an
26 Public Square                                                                        affiliate of Magna Bank, N.A.,
Belleville, Illinois 62220                                                              which merged into Union Planters
                                                                                        Bank in 1998) (until 1997);
                                                                                        Director, Bank Star One (1995 to
                                                                                        present)

Alan W. Kennebeck*** (55)                  Nominee                                      Senior Executive Vice President,
c/o Union Planters Corporation                                                          Union Planters Corporation (since
6200 Poplar Avenue                                                                      February 2000); Chairman, Union Planters
Memphis, TN  38119                                                                      Advisors (since May 2001); President, Amcore
                                                                                        Financial (1995-2000)


Nominees Who Are Not "Interested Persons" of the Trust*
------------------------------------------------------

Harry R. Maier**** (55)                    Trustee and Nominee; Member of Audit         President, Memorial Hospital,
c/o Memorial Hospital                      Committee                                    Belleville, Illinois (since 1977);
4500 Memorial Drive                                                                     Chief Executive Officer of various
Belleville, IL 62226                                                                    affiliates of Memorial Hospital
                                                                                        (since 1987)*****

Neil Seitz (58)                            Trustee and Nominee; Member of Audit         Dean, School of Business, Saint
c/o School of Business                     Committee                                    Louis University (since 1993);
Saint Louis University                                                                  Professor, Saint Louis University
3674 Lindell Blvd.                                                                      (since 1975)
St. Louis, MO 63108

Eugene K. Cashman, Jr. (60)                Nominee                                      President and Chief Executive
c/o LHS, Inc.                                                                           Officer, Le Bonheur Health Systems,
1000 Ridgeway Loop Road                                                                 Inc. (since 1983); President,
Ste. 310                                                                                CliniCall, Inc. (since 1983);
Memphis, TN  38120                                                                      Director, Aqua Dynamics Systems,
                                                                                        Inc. (since 1998)

         * As used in this Proxy Statement, the term "interested person" has the meaning assigned to it in the Investment Company Act of 1940, as amended (the "1940 Act").

         ** Mr. Badgley is an "interested person" of the Trust by reason of owning shares of Union Planters Corporation, the ultimate parent company of Union Planters Advisors, each Fund's investment adviser.

         *** Mr. Kennebeck is an "interested person" of the Trust by reason of his positions with Union Planters Corporation and Union Planters Advisors.

         **** Two of Mr. Maier's dependent children are part-time employees of Union Planters Bank, an affiliate on Union Planters Advisors.

         ***** Union Planters Advisors manages investment assets for Memorial Hospital and its affiliates.

                                                                                        PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE                      POSITION WITH THE TRUST                      DURING THE PAST FIVE YEARS
---------------------                      -----------------------                      --------------------------

Officers of the Trust
---------------------

Walter B. Grimm (56)                       President                                    Senior Vice President, BISYS Fund
c/o BISYS Fund Services                                                                 Services (since 1992).
3435 Stelzer Road
Columbus, Ohio 43219

Charles L. Booth (41)                      Vice President                               Vice President, BISYS
c/o BISYS Fund Services                                                                 Fund Services (since 1988)
3435 Stelzer Road
Columbus, Ohio 43219

Steven D. Pierce (35)                      Treasurer                                    Vice President, BISYS Fund Services
c/o BISYS Fund Services                                                                 (since 1998); Manager of Financial
3435 Stelzer Road                                                                       Operations, CNA Insurance (from
Columbus, Ohio 43219                                                                    1996 to 1998)

Genny N. Futrell (33)                      Assistant Treasurer                          Director, Client Services, BISYS
c/o BISYS Fund Services                                                                 Fund Services (since 1992)
3435 Stelzer Road
Columbus, Ohio 43219

R. Jeffrey Young (37)                      Secretary                                    Vice President, BISYS Fund Services
c/o BISYS Fund Services                                                                 (since 1993)
3435 Stelzer Road
Columbus, Ohio 43219

Alaina V. Metz (33)                        Assistant Secretary                          Chief Administrator, Administration
c/o BISYS Fund Services                                                                 Services, BISYS Fund Services (since 1995)
3435 Stelzer Road
Columbus, Ohio 43219

Previous positions of officers of the Trust during the past five years with BISYS Fund Services or its affiliates are omitted if not materially different from their current positions. Mr. Grimm was first elected by the Trustees to serve as President in January 1997. Mr. Booth and Ms. Metz were first elected by the Trustees to serve as Vice President and Assistant Secretary, respectively, in October 1997. Mr. Young was first elected by the Trustees to serve as Secretary in July 2000. Ms. Futrell was first elected by the Trustees to serve as Assistant Treasurer in January 2001. Mr. Pierce was first elected by the Trustees to serve as Treasurer in October 2001. Each officer of the Trust serves at the pleasure of the Trustees until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified.

The Audit Committee consists of only Trustees who are not "interested persons" of the Trust. The Audit Committee oversees the Trust's accounting and financial reporting policies and practices, its internal controls, and the quality and objectivity of the Trust's financial statements and the independent audit thereof. The Audit Committee also recommends the selection, retention or termination of the Trust's independent auditors to the full Board of Trustees and acts as a liaison between the Trust's independent auditors and the full Board of Trustees.

During the fiscal year ended August 31, 2001, the Board of Trustees met four times and the Audit Committee met once. During the fiscal year ended August 31, 2001, each Nominee who is currently a Trustee attended at least 75% of the aggregate of the total number of meetings of the Board of Trustees and the total number of meetings of all committees on which such Nominee served.

The Agreement and Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Trust, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

COMPENSATION. The Trust pays no compensation to its officers. Each Trustee is compensated at the rate of $5,000 per annum plus $500 for each meeting of the Trustees attended. These costs are spread across all Funds of the Trust, and are allocated to each Fund pro rata based on their relative average net assets for the relevant fiscal period. The Trust provides no pension or retirement benefits to Trustees, but has adopted a deferred payment arrangement under which each Trustee may elect not to receive fees from the Trust on a current basis but to receive in a subsequent period an amount equal to the value that such fees would have if they had been invested in each Fund on the normal payment date for such fees. As a result of this method of calculating the deferred payments, each Fund, upon making the deferred payments, will be in the same financial position as if the fees had been paid on the normal payment dates. The table below sets forth the compensation paid to each Trustee during the fiscal year ended August 31, 2001:

                                                           Total Compensation
                              Name of Trustee                  from Trust
                              ---------------                  ----------
                 Richard R. Archibald*                           $7,000
                 Brad L. Badgley                                 $7,000
                 Earl E. Lazerson**                              $2,250
                 Harry R. Maier                                  $7,000
                 Robert E. Saur*                                 $7,000
                 Neil Seitz                                      $7,000

         * Messrs. Archibald and Saur have decided not to stand for re-election as Trustees of the Trust at the Meeting and will retire on or about December 10, 2001.

         ** Mr. Lazerson served as Trustee of the Trust until his retirement in December 2000.

REQUIRED VOTE. The election of Trustees of the Trust will be by a plurality of the shares of the Trust (all Funds of the Trust voting together as a single class) present at the Meeting in person or by proxy. Shares represented by duly executed proxies will be voted for the election of the persons named herein as Nominees, unless such authority has been withheld in accordance with the instructions on the form of proxy. If no instructions are made, the proxy will be voted for each such Nominee.

THE TRUSTEES UNANIMOUSLY RECOMMEND YOU VOTE FOR EACH NOMINEE.

                 PROPOSAL 2: APPROVAL OF CHANGES TO EACH FUND'S
                           RESTRICTION ON MAKING LOANS

BACKGROUND. Each Fund operates in accordance with its investment objectives and policies described in its most recent prospectus and statement of additional information. One such investment policy restricts each Fund's ability to make loans. Each Fund's current policy could be interpreted to restrict each Fund from lending portfolio securities, although each Fund's statement of additional information suggests that this practice may already be permitted. The purpose of Proposal 2 is to resolve this ambiguity by expressly permitting each Fund to lend portfolio securities and thereby allow the Funds to participate in a securities lending program.

Securities lending is a practice whereby a mutual fund lends out certain portfolio securities for a predetermined amount of time, and receives collateral (typically cash or U.S. government securities) from the borrower equal to at least 100% of the value of the loaned securities. All securities lending arrangements involve a degree of credit risk, specifically, the risk that the borrower of the securities defaults on its obligations. Lenders of securities attempt to offset this risk by imposing strict requirements as to the collateral that the borrower must provide the lender in connection with such arrangements, including requirements that the borrower supply additional collateral while the securities loan is outstanding to reflect fluctuations in the value of the loaned securities.

If Proposal 2 is approved by shareholders, it is expected that the Funds will participate in a securities lending program sponsored by BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), an affiliate of BISYS Fund Services, Limited Partnership ("BISYS, L.P."), the Trust's distributor and administrator. BISYS Ohio and its affiliates would receive fees in connection with such an arrangement. The Funds may also participate in other securities lending arrangements in the future, subject to Board approval.

CURRENT POLICIES REGARDING LOANS. Each Fund is subject to a fundamental investment policy that imposes a general prohibition on making loans but explicitly exempts from this prohibition investment in debt securities and entering into repurchase agreements. The lending policy of the LEADER Tax-Exempt Money Market Fund, LEADER Money Market Fund and LEADER Treasury Money Market Fund states that each such Fund will not:

                  "Make loans; except by purchase of debt obligations in which the Fund may invest consistent with its objective and investment policies. This restriction does not apply to repurchase agreements."

The lending policy of each of the other Funds states that each such Fund will not:

                  "Make loans. (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public or of a type commonly purchased by financial institutions, is considered the making of a loan.)"

Each of these policies is fundamental, meaning that a change to it must be approved by the relevant Fund's shareholders.

PROPOSED AMENDMENTS TO EACH FUND'S POLICY REGARDING LOANS. As mentioned above, the purpose of the proposed amendments to the Funds' investment policies is to make it clear that the Funds may lend portfolio securities. The Board of Trustees proposes that the lending policy of each Fund be amended so that it states that each Fund will not:

                  "Make loans. (For purposes of this investment restriction, the following will not be considered the making of a loan: (a) entering into repurchase agreements, (b) purchasing bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public or a type commonly purchased by financial institutions, and (c) lending portfolio securities.)"

REQUIRED VOTE. Approval of the amendment to each Fund's lending policy will require the affirmative vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of that Fund, which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of that Fund or (2) 67% or more of the shares of that Fund present at the Meeting if more than 50% of the outstanding shares of that Fund are represented at the Meeting in person or by proxy.

THE TRUSTEES UNANIMOUSLY RECOMMEND YOU VOTE FOR APPROVAL OF PROPOSAL 2.

                                  MISCELLANEOUS

OTHER BUSINESS. The Trustees know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is their intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

OWNERSHIP INFORMATION. Appendix A sets forth those persons who are known to be beneficial owners of more than five percent of the shares of any class of any Fund as of the Record Date. Appendix B-1 sets forth the beneficial ownership of Trust shares by each Nominee and Trust officer as of the Record Date and Appendix B-2 sets forth the dollar range of Fund shares held by each Nominee as of such date.

DATE FOR RECEIPT OF SHAREHOLDERS' PROPOSALS FOR SUBSEQUENT MEETINGS OF SHAREHOLDERS. The Trust's Agreement and Declaration of Trust does not provide for annual meetings of shareholders and the Trust does not currently intend to hold any annual meetings. Shareholder proposals for inclusion in the Trust's proxy statement for any special meeting must be received by the Trust a reasonable period of time before the Trust begins to print and mail its proxy materials. The timely submission of a proposal does not guarantee its inclusion.

ADJOURNMENT. In the event that sufficient votes in favor of any of the proposals set forth in the Notice are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a period or periods not to exceed 60 days in the aggregate to permit further solicitation of proxies with respect to any of such proposals. Any adjournments will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such proposals. They will vote against any such adjournment those proxies required to be voted against any such proposals. The costs of any such additional solicitation and of any adjourned session will be borne by the Funds.

ADDRESSES OF INVESTMENT ADVISER, ADMINISTRATOR AND DISTRIBUTOR. Union Planters Advisors, each Fund's investment adviser, is located at One South Church Street, Suite 500, Belleville, Illinois 62220. BISYS, L.P. each Fund's administrator and distributor, is located at 3435 Stelzer Road, Columbus, Ohio 43219.

November 10, 2001

                                                     APPENDIX A: 5% SHAREHOLDERS


         The table below sets forth the persons who are known to be beneficial owners of more than 5% of the shares of any class of any Fund as of the Record Date.


                                                                      Amount and
                                                                      Nature of
       Name of Fund and                 Name and Address of           Beneficial
       Class of Shares                   Beneficial Owner             Ownership                 Percent of Class
       ---------------                   ----------------             ---------                 ----------------

GROWTH & INCOME FUND

Investor Shares               Aston & Company                              23,803                     24.99%
                              P.O. Box 523
                              Belleville, IL 62222

                              Frank & Company                              7,128                       7.48%
                              133 West Jefferson
                              Effingham, IL 62401

Institutional Shares          Union Planters ISTCO                       4,372,670                    66.89%
                              P.O. Box 523
                              Belleville, IL 62222

                              Sterling Trust Company                     1,889,712                    28.91%
                              Union Planters Bank NA Trustee
                              Union Planters Corporation
                              1380 Lawrence St., Suite 1400
                              Denver, CO 80204

BALANCED FUND

Investor Shares               Daniel Lamas                                 1,916                      5.81%
                              3919 Fairmont 218
                              Pasadena, TX 77504

                              James G. Smith                               1,651                      5.01%
                              8385 Woodlawn Dr.
                              Martinsville, IN 46151

Institutional Shares          Sterling Trust Company                     4,668,341                    99.48%
                              Union Planters Bank NA Trustee
                              Untion Planters Corporation
                              1380 Lawrence St., Suite 1400
                              Denver, CO 80204

TAX-EXEMPT BOND FUND

 Investor Shares              Aston & Company                              6,305                      24.02%
                              P.O. Box 523
                              Belleville, IL 62222



                                      -A-1-

                                                                     Amount and
                                                                      Nature of
       Name of Fund and                 Name and Address of           Beneficial
       Class of Shares                   Beneficial Owner             Ownership                 Percent of Class
       ---------------                   ----------------             ---------                 ----------------
                              Skitteno R. Marshall                         1,412                      5.38%
                              907 Kenforest Drive
                              Missouri City, TX 77489

Institutional Shares          Union Planters ISTCO                       1,683,901                    95.67%
                              P.O. Box 523
                              Belleville, IL  62222-0523

INTERMEDIATE GOVERNMENT BOND FUND

Investor Shares               Aston & Company                              44,303                     39.78%
                              P.O. Box 523
                              Belleville, IL 62222

                              Frank & Company                              9,847                      8.84%
                              133 West Jefferson
                              Effingham, IL 62401

Institutional Shares          Union Planters ISTCO                       8,332,794                    90.42%
                              P.O. Box 523
                              Belleville, IL  62222-0523

SHORT TERM BOND FUND

Investor Shares               Aston & Company                              18,741                     32.27%
                              P.O. Box 523
                              Belleville, IL 62222

Institutional Shares          Union Planters ISTCO                       1,295,664                    57.16%
                              P.O. Box 523
                              Belleville, IL  62222-0523

                              Sterling Trust Company                      940,954                     41.51%
                              Union Planters Bank NA Trustee
                              Untion Planters Corporation
                              1380 Lawrence St., Suite 1400
                              Denver, CO 80204

TAX-EXEMPT MONEY MARKET FUND

Investor Shares               National Financial Services LLC for       6,117,154                     96.48%
                              the Exclusive Benefit of our
                              Customer
                              200 Liberty St.
                              New York, NY 10281

Institutional Shares          ISTCO A Partnership                      27,662,979                     98.23%
                              P.O. Box 523
                              Belleville, IL  62222-0523


                                      -A-2-

                                                                     Amount and
                                                                      Nature of
       Name of Fund and                 Name and Address of           Beneficial
       Class of Shares                   Beneficial Owner             Ownership                 Percent of Class
       ---------------                   ----------------             ---------                 ----------------

Sweep Shares                  Union Planters Bank                        1,110,000                 99.99%
                              P.O. Box 387
                              Memphis, TN  38147

MONEY MARKET FUND

Investor Shares               National Financial Services LLC for      128,182,146                 99.44%
                              the Exclusive Benefit of our
                              Customer
                              200 Liberty St.
                              New York, NY 10281

Institutional Shares          Union Planters ISTCO                     226,663,969                 76.42%
                              P.O. Box 523
                              Belleville, IL  62222-0523

                              Pacific Century Trust                     48,507,892                 16.35%
                              P.O. Box 3170
                              Honolulu, HI 96802

                              Sterling Trust Company                    21,148,799                  7.13%
                              Union Planters Bank NA Trustee
                              Union Planters Corporation
                              1380 Lawrence St., Suite 1400
                              Denver, CO 80204

Sweep Shares                  Union Planters Bank                       16,730,000                 99.99%
                              P.O. Box 387
                              Memphis, TN  38147

TREASURY MONEY MARKET FUND

Investor Shares               National Financial Services LLC for        8,964,916                 99.79%
                              the Exclusive Benefit of our
                              Customer
                              200 Liberty St.
                              New York, NY 10281

Institutional Shares          ISTCO A Partnership                       63,290,677                 89.57%
                              P.O. Box 523
                              Belleville, IL  62222-0523

                              Pacific Century Trust                      7,367,135                 10.43%
                              P.O. Box 3170
                              Honolulu, HI 96802

Sweep Shares                  Union Planters Bank                        6,760,000                 99.99%
                              P.O. Box 387
                              Memphis, TN  38147







                                      -A-3-

                                                 APPENDIX B-1: OWNERSHIP OF FUND
                                                 SHARES BY NOMINEES AND OFFICERS


         The table below sets forth the beneficial ownership of Trust shares by each Nominee and Trust officer. Unless otherwise noted below, each person listed in the table has sole investment power and sole voting power with respect to his or her shares.


         Name of Fund and                 Name and Address of
         Class of Shares                   Beneficial Owner            Number of Shares           Percent of Class
         ---------------                   ----------------            ----------------           ----------------

Nominees Who Are "Interested Persons" of the Trust:
---------------------------------------------------

Growth & Income Fund                Alan W. Kennebeck**                       319                        *
(Investor Shares)                   c/o Union Planters Corporation
                                    6200 Poplar Avenue
                                    Memphis, TN  38119

Growth & Income Fund                Brad L. Badgley                          2,902                       *
(Institutional Shares)              c/o Brad L. Badgley, P.C.
                                    26 Public Square
                                    Belleville, Illinois 62220

Intermediate Government Bond Fund   Brad L. Badgley                          2,483                       *
(Institutional Shares)              c/o Brad L. Badgley, P.C.
                                    26 Public Square
                                    Belleville, Illinois 62220

Nominees Who Are Not "Interested Persons" of the Trust:
-------------------------------------------------------

Growth & Income Fund                Harry R. Maier                           1,068                       *
(Institutional Shares)              c/o Memorial Hospital
                                    4500 Memorial Drive
                                    Belleville, Illinois 62226

Intermediate Government Bond Fund   Harry R. Maier                           1,253                       *
(Institutional Shares)              c/o Memorial Hospital
                                    4500 Memorial Drive
                                    Belleville, Illinois 62226

Money Market Fund                   Harry R. Maier***                       56,219                       *
(Institutional Shares)              c/o Memorial Hospital
                                    4500 Memorial Drive
                                    Belleville, Illinois 62226

All Funds                           Current Trustees and officers           64,244                       *
(All Classes of Shares)             of the Trust, as a group


-------------------
* Less than 1%.

** Mr. Kennebeck's spouse jointly owns these shares of the Growth & Income Fund. *** Mr. Maier's spouse jointly owns these shares of the Money Market Fund.

                                              APPENDIX B-2: DOLLAR RANGE OF FUND
                                                         SHARES HELD BY NOMINEES

         The table below sets forth the dollar range of Fund shares held by each Nominee as of the Record Date.

                                                                                                 Aggregate Dollar
                                                                             Dollar Range of      Range of Trust
           Name of Nominee                           Fund                      Fund Shares             Shares
           ---------------                           ----                      -----------             ------

Nominees Who Are "Interested Persons" of the Trust:
---------------------------------------------------

Brad L. Badgley                         Growth & Income Fund             $50,001-$100,000         $50,001-$100,000

                                        Intermediate Government Bond     $10,001-$50,000          $50,001-$100,000
                                        Fund

Alan W. Kennebeck                       Growth & Income Fund             $1-$10,000               $1-$10,000

Nominees Who Are Not "Interested Persons" of the Trust:
-------------------------------------------------------

Harry R. Maier                          Growth & Income Fund             $10,001-$50,000          $50,001-100,000
                                        Intermediate Government Bond     $10,001-$50,000          $50,001-100,000
                                        Fund

                                        Money Market Fund                $50,001-100,000          $50,001-$100,000

Neil Seitz                              Growth & Income Fund             $10,001-$50,000          $10,001-$50,000

Eugene K. Cashman, Jr.                  None                             None                     None

                               LEADER MUTUAL FUNDS

                           LEADER GROWTH & INCOME FUND
                              LEADER BALANCED FUND
                           LEADER TAX-EXEMPT BOND FUND
                    LEADER INTERMEDIATE GOVERNMENT BOND FUND
                           LEADER SHORT TERM BOND FUND
                       LEADER TAX-EXEMPT MONEY MARKET FUND
                            LEADER MONEY MARKET FUND
                        LEADER TREASURY MONEY MARKET FUND
                                  (THE "FUNDS")

      THIS SOLICITATION IS BEING MADE ON BEHALF OF THE BOARD OF TRUSTEES.

  The undersigned shareholder, by completing this form, does thereby appoint Walter B. Grimm, R. Jeffrey Young and Timothy S. Engelbrecht, and each of them, with power of substitution, attorneys and proxies of the undersigned, and does thereby request that all shares of the Funds which the undersigned is entitled to vote be cast as directed at the Special Meeting of Shareholders of LEADER Mutual Funds (the "Trust"), to be held at 10:00 a.m., Eastern Time, on December 10, 2001 at the offices of the Trust, 3435 Stelzer Road, Columbus, Ohio 43219, and at any adjournment thereof.

FUNDS AND TOTAL SHARES        PLEASE VOTE, DATE, SIGN EXACTLY
AS SHOWN BELOW                AS YOUR NAME APPEARS BELOW, AND RETURN THIS FORM
                              IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.

                              NOTE: The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement, and revokes any proxy heretofore given with respect to the votes covered by this proxy.

                              Dated________________, 2001

                              ----------------------------------
                              (Signature)

              PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.

If you complete and sign the proxy, we'll vote it exactly as you tell us. The proxies are authorized to vote in their discretion upon any matters as may properly come before the meeting or any adjournments of the meeting. If you simply sign the proxy, or fail to provide your voting instructions on a proposal, the proxies will vote FOR electing all nominees as set forth in Proposal 1 and FOR the amendment to each relevant Fund's fundamental investment restriction regarding making loans as set forth in Proposal 2.

THE TRUSTEES RECOMMEND A VOTE FOR ELECTING          FOR ELECTING ALL THE    WITHHOLD AUTHORITY
ALL NOMINEES:                                       NOMINEES (EXCEPT AS       TO VOTE FOR ALL
                                                       MARKED TO THE             NOMINEES
                                                      CONTRARY BELOW)

1.  PROPOSAL TO ELECT ALL NOMINEES.

    THE NOMINEES FOR TRUSTEES ARE: BRAD L. BADGLEY, EUGENE
    K. CASHMAN, JR., ALAN W. KENNEBECK, HARRY R. MAIER AND
    NEIL SEITZ
    TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE
    NOMINEES, WRITE THE NAME(S) OF THE NOMINEE(S) BELOW:

    ------------------------------------------------------------
    ------------------------------------------------------------


2. PROPOSAL TO APPROVE AMENDMENTS TO EACH FUND'S FUNDAMENTAL INVESTMENT RESTRICTION ON MAKING LOANS TO CLARIFY EACH FUND'S ABILITY TO LEND PORTFOLIO SECURITIES.

    Please make your vote by putting an "X" or other mark in the box to the right of the corresponding vote below. If you hold shares of more than one Fund and wish to vote your shares of one or more Funds differently than your shares of another Fund, indicate your desire to do so by writing in the name of the appropriate Funds to the right of the corresponding vote. For instance, if you own shares of the LEADER Growth & Income Fund and shares of the LEADER Balanced Fund and want to vote FOR Proposal 2 with respect to LEADER Growth & Income Fund and AGAINST Proposal 2 with respect to LEADER Balanced Fund, you would check the second "FOR" box and write "Growth & Income Fund" to the right of that box, and check the second "AGAINST" box and write "Balanced Fund" to the right of that box.

               FOR                ALL FUNDS


                                  WITH RESPECT TO THE FOLLOWING FUNDS:
                                  -----------------------------------

               AGAINST            ALL FUNDS


                                  WITH RESPECT TO THE FOLLOWING FUNDS:
                                  -----------------------------------

               ABSTAIN            ALL FUNDS


                                  WITH RESPECT TO THE FOLLOWING FUNDS:
                                  -----------------------------------